Supplement to the
Fidelity Freedom K® 2055 Fund
May 28, 2016
As Revised November 4, 2016
Summary Prospectus

Effective December 12, 2016, the following information replaces similar information in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which Fidelity provides recordkeeping services or that already hold shares of other Fidelity® funds. Plan participants may purchase shares only if shares are eligible for sale and available through their plan. You may buy or sell shares in various ways:

FF-K-55-SUM-16-01 1.9859665.101	December 1, 2016